UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

Park-Ohio Holdings Corp.
 (Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd. Cleveland, Ohio	44124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On March 10, 2009, the Company issued a press release announcing its 2008 year-end results. The press release is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Park-Ohio Holdings Corp. Press Release, dated March 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Date: March 10, 2009

By: /s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford
Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Park-Ohio Holdings Corp. Press Release, dated March 10, 2009